Securities And Exchange Commission
                             Washington, D.C. 20549

                                ----------------

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                        Date of Report: November 06, 2001
                                        -----------------


                            Wizbang Technologies Inc.
             (Exact name of registrant as specified in its charter)

          Washington                     333-61610               91206105
(State  or  other jurisdiction of    (Commission file        (I.R.S. Employer
incorporation  or  organization)          number)           Identification No.)

                        Suite 679, 185 - 911 Yates Street
                   Victoria, British Columbia V8V 4Y9, CANADA
                                 (250) 519-0553
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



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                                Table Of Contents



Item  2.  Acquisition or Disposition of Assets . . . . . . . . . . . . . . . .1

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1





ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On October 31, 2001 Wizbang Technologies Inc. amended its license agreement with Reach Technologies Inc. to expand its territories to an exclusive worldwide license. Under the terms of the agreement Wizbang Technologies Inc. agreed to pay $20,000 in the form of a note payable, due October 31, 2003, to amend the License agreement to a worldwide exclusive license, except in the territories of Washington DC, Virginia, West Virginia, Maryland, Pennsylvania, New York, Connecticut, Massachusetts, Vermont, New Hampshire, Maine, Ohio, Kentucky and Tennessee were the license will be non exclusive. All other terms in the Licensing Agreement remain the same.





Signatures

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Wizbang Technologies Inc.

               Date: 11/6/01

               /s/  Mike Frankenberger
               ----------------------------------------
               Mike Frankenberger, President & Director



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